SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 10, 2001




                           BigStar Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                     00000-26793                     13-3995258
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 State or other                  (Commission                   (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


                 19 Fulton Street, 5th Floor, New York, New York      10038
                 -----------------------------------------------    ----------
                     (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (212) 981-6300
                                                           --------------
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Item 4.  Changes in Registrant's Certifying Accountants

         On August 7, 2001, Arthur Andersen LLP ("Andersen") notified BigStar Entertainment, Inc. (the "Company") that Andersen was resigning as the Company's independent public accountants. Thereafter, the Board of Directors of BigStar Entertainment, Inc. (the "Company") recommended and approved the firm of Grant Thornton LLP ("Grant Thornton") to serve as its principal accountants. Grant Thornton will become the Company's principal accountants, effective August 7, 2001. The Company has not previously consulted Grant Thornton regarding either the application of accounting principles or any other reportable matter.

         Andersen's report on the Company's financial statements as of and for the year ended December 31, 1999 was unqualified and the report on the Company's financial statements as of and for the year ended December 31, 2000 was modified to disclose an uncertainty regarding the substantial doubt about the Company's ability to continue as a going concern.

         During the last two years and subsequent interim periods preceding this change, there have been no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused them to make reference to the subject matter of such disagreements in connection with issuing their reports. Also, no reportable events, within the meaning of Item 304(a)(1)(v) of Regulation S-K, have occurred during the two most recently completed years and subsequent interim periods preceding this change.

         The Company has provided Andersen with these disclosures, and has requested that they furnish the Company with a letter, addressed to the Securities and Exchange Commission, stating whether or not they agree with the statements contained herein. That letter dated August 10, 2001, is included in this report as Exhibit 16.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      None
         (b)      None
         (c)      Exhibits

         Exhibit 16.1 Letter addressed to the Securities and Exchange Commission from Arthur Andersen, LLP.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BIGSTAR ENTERTAINMENT, INC.


Date:  August 10, 2001          By:  /s/ David Friedensohn
                                     -------------------------------------------
                                     David Friedensohn, Chief Executive Officer
                                     (Principal Executive Officer)


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